SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 19, 2005
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                       0-12870               23-2288763
       ------------                       -------               ----------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation)                         File Number)         Identification No.)



                9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



            (Former name or former address, if changed since last report.)

Item 8.01.    Other Events

On Tuesday, April 19, 2005, First Chester County Corporation's annual meeting of shareholders was held in the Musser Auditorium at the Penn State Great Valley Campus in Malvern. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 22, 2005                            FIRST CHESTER COUNTY CORPORATION


                                               By: /s/ T. Benjamin Marsho
                                                   -----------------------------
                                             Name: T. Benjamin Marsho
                                            Title: Chief Accounting Officer

                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

   99.1                      Press release, dated April 22, 2005